Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Defined Contribution Plan
18.	EMPLOYEE DEFINED CONTRIBUTION PLAN
Full time employees of the Group in the PRC participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the

Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions. Total amounts for such employee benefits, which were expensed as incurred, were RMB2.7 billion, 4.1 billion and RMB4.3 billion (US$625 million) for the years ended December 31, 2020, 2021 and 2022, respectively.